 Exhibit 99.1
LETTER OF TRANSMITTAL AND CONSENT

Offer To Exchange
Warrants to Acquire Common Stock
of
LINDBLAD EXPEDITIONS HOLDINGS, INC.
for
Common Stock of Lindblad Expeditions Holdings, Inc.
and
Consent Solicitation
THE OFFER AND CONSENT SOLICITATION (AS DEFINED BELOW) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., EASTERN DAYLIGHT TIME, ON JULY 12, 2019, OR SUCH LATER TIME AND DATE TO WHICH WE MAY EXTEND. WARRANTS OF THE COMPANY TENDERED PURSUANT TO THE OFFER AND CONSENT SOLICITATION MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW). CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE RELATED WARRANTS AND THE WITHDRAWAL OF ANY WARRANTS WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS.
Delivery of this Letter of Transmittal and Consent, tendered Warrants and any other documents should be made by or on behalf of the undersigned:
TO: Continental Stock Transfer and Trust Company, as Exchange Agent
Attn: Corporate Actions Department
1 State Street, 30th Floor
New York, NY 10004
Phone: (917) 262-2378
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THE INSTRUCTIONS BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS, CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.
Lindblad Expeditions Holdings, Inc. (the “Company,” “we,” “our” and “us”), a Delaware corporation, has delivered to the undersigned a copy of the Prospectus/Offer to Exchange dated June 14, 2019 (the “Prospectus/Offer to Exchange”) of the Company and this Letter of Transmittal and Consent, which together set forth the offer of the Company to each of its warrant holders described below to receive 0.385 shares of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”) in exchange for each Warrant (as defined below) of the Company tendered by the holder and exchanged pursuant to the offer (the “Offer”).

The Offer is being made to:
•
All holders of our publicly traded warrants (the “Public Warrants”) to purchase shares of our Common Stock that were issued under the warrant agreement dated May 10, 2013, by and between us and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), in connection with our initial public offering (“IPO”), which entitle such Warrant holders to purchase one share of our Common Stock for a purchase price of  $11.50, subject to adjustments. As of June 13, 2019, 4,745,908 Public Warrants were outstanding.

•
All holders of our warrants to purchase Common Stock that were issued either (a) under the Warrant Agreement in a private placement simultaneously with the IPO to the Company’s sponsor, Capitol Acquisition Management 2 LLC (the “Sponsor”), and initial shareholders (L. Dyson Dryden, Lawrence Calcano, Richard C. Donaldson and Piyush Sodha (collectively, the “Initial Shareholders”)) or (b) in connection with conversion of  $500,000 principal amount of convertible notes into warrants upon consummation of the Company’s initial business combination with Lindblad Expeditions, Inc. on July 8, 2015 (the “Private Warrants”). As of June 13, 2019, 5,339,566 Private Warrants were outstanding. The terms of the Private Warrants are identical to the Public Warrants, except that the Private Warrants are exercisable for cash (even if a registration statement covering the shares of Common Stock issuable upon exercise of such warrants is not effective) or on a cashless basis and are not redeemable by the Company, in each case so long as they are still held by the initial purchasers or their affiliates. The Public Warrants and Private Warrants are collectively referred to as the “Warrants.”

Pursuant to the Offer, we are offering up to an aggregate of 3,882,907 shares of our Common Stock in exchange for the Warrants. Our Common Stock and Warrants are listed on the NASDAQ Capital Market (“NASDAQ”) under the symbol “LIND” and “LINDW.”
Concurrently with the Offer, we are also soliciting consents (the “Consent Solicitation”) from holders of the Warrants to amend (the “Warrant Amendment”) the Warrant Agreement to permit the Company to require that each outstanding Warrant be exchanged into 0.36575 shares of Common Stock, which is a ratio 5% less than the ratio applicable to the Offer. Pursuant to the terms of the Warrant Agreement, the consent of holders of at least a majority of the then outstanding Warrants (including the Private Warrants) is required to approve the Warrant Amendment, with all Warrant holders voting together. Therefore, one of the conditions to the adoption of the Warrant Amendment is the receipt of the consent of holders of at least a majority of the outstanding Warrants. You may not consent to the Warrant Amendment without tendering your Warrants in the Offer and you may not tender your Warrants without consenting to the Warrant Amendment. The consent to the Warrant Amendment is a part of this letter of transmittal and consent relating to the Warrants, and therefore by tendering your warrants for exchange, you will deliver to us your consent. You may revoke your consent at any time prior to the Expiration Date by withdrawing the Warrants you have tendered.
The consent of holders representing a majority of the outstanding Warrants is required to approve the Warrant Amendment. The Sponsor, Mark D. Ein (the chairman of our board of directors) and L. Dyson Dryden (a director) have advised us that they intend to tender all of the Private Warrants held by them in the Offer; however, none of those parties are under any contractual obligation to tender such Warrants, and there can be no assurance that they will do so. Collectively, these parties hold 100% of the Private Warrants, representing approximately 53% of the total Warrants outstanding. If these parties tender all of the Private Warrants held by them in the Offer (and certain other conditions are satisfied) then the Warrant Amendment will be adopted. See the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Transactions and Agreements Concerning Our Securities.”
If at least a majority of the holders of the outstanding warrants do not provide consent to the Warrant Amendment, Warrants not exchanged for Common Stock pursuant to the Offer will remain outstanding subject to their current terms, including any such terms permitting the Company to redeem such Warrants prior to their expiration. The Company reserves the right to redeem any of the Warrants, as applicable, pursuant to their current terms at any time.
The Offer and Consent Solicitation is made solely upon the terms and conditions in this Prospectus/Offer to Exchange and this letter of transmittal and consent (as it may be supplemented and amended from time to time, this “Letter of Transmittal and Consent”). The Offer and Consent Solicitation will be open until 11:59 p.m., Eastern Daylight Time, on July 12, 2019, or such later time and date to which we may extend (the period during which the Offer and Consent Solicitation is open, giving effect to any withdrawal or extension, is referred to as the “Offer Period,” and the date and time at which the Offer Period ends is referred to as the “Expiration Date”). The Offer and Consent Solicitation is not made to those holders who reside in states or other jurisdictions where an offer, solicitation or sale would be unlawful. In particular, in relation to each Member State of the European Economic Area, the Offer does not comprise an offer to the public in that Member State other than (a) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (b) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive; or (c) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that the Offer shall not require us to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. The expressions (a) “an offer to the public” in relation to the Offer means the communication in any form and by any means of sufficient information on the terms of the Offer and the Common Stock so as to enable an investor to decide to tender its Warrants under the Offer, as the same may be varied in a Member State of the European Economic Area by any measure implementing the Prospectus Directive in such Member State, and (b) “Prospectus Directive” means Directive 2003/71/EC (as amended or superseded) and includes any relevant implementing measure in the relevant Member State of the European Economic Area. In the United Kingdom, this document is for distribution only to persons who (i) have professional experience in matters relating to investments and who fall within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), (ii) are persons falling within Article 49(2)(a) to (d) (“high net worth companies, unincorporated associations etc.”) of the Order, (iii) are outside the United Kingdom, or (iv) are persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) may otherwise lawfully be communicated or caused to be communicated (all such persons together being referred to as “relevant persons”). This document is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this document relates is available only to relevant persons and will be engaged in only with relevant persons.
Each Warrant holder whose Warrants are exchanged pursuant to the Offer and Consent Solicitation will receive 0.385 shares of Common Stock for each Warrant tendered by such holder and exchanged. Any Warrant holder that participates in the Offer and Consent Solicitation may tender less than all of its Warrants for exchange.
No fractional shares of Common Stock will be issued pursuant to the Offer. In lieu of issuing fractional shares, any holder of Warrants who would otherwise have been entitled to receive fractional shares pursuant to the Offer will, after aggregating all such fractional shares of such holder, be paid cash (without interest) in an amount equal to such fractional part of a share multiplied by the last sale price of our Common Stock on the NASDAQ on the last trading day of the Offer Period. Our obligation to complete the offer is not conditioned on the receipt of a minimum number of tendered Warrants.
We may withdraw the Offer and Consent Solicitation only if the conditions to the Offer and Consent Solicitation are not satisfied or waived prior to the Expiration Date. Promptly upon any such withdrawal, we will return the tendered Warrants to the holders (and the consent to the Warrant Amendment will be revoked).
This Letter of Transmittal and Consent is to be used to accept the Offer and Consent Solicitation if (i) certificates representing the Warrants are to be physically delivered to the Exchange Agent herewith by such registered holders, or (ii) tender of the Warrants is to be made by effecting a book-entry transfer into the Exchange Agent’s account at the Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Except in instances where a holder intends to tender Warrants through ATOP, the holder should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action it desires to take with respect to the Offer and Consent Solicitation.
Holders of Warrants tendering Warrants by book-entry transfer to the Exchange Agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this

Letter of Transmittal and Consent. DTC participants accepting the Offer and Consent Solicitation may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an “Agent’s Message” to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer and Consent Solicitation as to execution and delivery of a Letter of Transmittal and Consent by the DTC participant identified in the Agent’s Message.
As used in this Letter of Transmittal and Consent with respect to the tender procedures set forth herein, the term “registered holder” means any person in whose name Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Warrants.
THE OFFER AND CONSENT SOLICITATION IS NOT MADE TO THOSE HOLDERS WHO RESIDE IN STATES OR OTHER JURISDICTIONS WHERE AN OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL.
PLEASE SEE THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL AND CONSENT BEGINNING ON PAGE 8 FOR THE PROPER USE AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT.
DESCRIPTION OF WARRANTS TENDERED
List below the Warrants to which this Letter of Transmittal and Consent relates. If the space below is inadequate, list the registered Warrant certificate numbers on a separate signed schedule and affix the list to this Letter of Transmittal and Consent.
Name(s) and Address(es) of Registered Holder(s) of Warrants	Number of Warrants Tendered

Total:
☐
CHECK HERE IF THE WARRANTS LISTED ABOVE ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
Account Number:
Transaction Code Number:
By crediting the Warrants to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Offer and Consent Solicitation, including, if applicable, transmitting to the Exchange Agent an Agent’s Message in which the holder of the Warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and Consent, the participant in DTC confirms on behalf of itself and the beneficial owner(s) of such Warrants all provisions of this Letter of Transmittal and Consent (including consent to the Warrant Amendment and all representations and warranties) applicable to it and such beneficial owner(s) as fully as if it had completed the required information and executed and transmitted this Letter of Transmittal and Consent to the Exchange Agent.
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Lindblad Expeditions Holdings, Inc.
c/o Continental Stock Transfer and Trust Company, as Exchange Agent
Attn: Corporate Actions Department
1 State Street, 30th Floor
New York, NY 10004

Ladies and Gentlemen:
Upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and in this Letter of Transmittal and Consent, receipt of which is hereby acknowledged, the undersigned hereby:
(i)
tenders to the Company for exchange pursuant to the Offer and Consent Solicitation the number of Warrants indicated above under “Description of Warrants Tendered — Number of Warrants Tendered;”

(ii)
subscribes for the Common Stock issuable upon the exchange of such tendered Warrants pursuant to the Offer and Consent Solicitation, being 0.385 shares of Common Stock for each Warrant so tendered for exchange; and

(iii)
consents to the Warrant Amendment.

Except as stated in the Prospectus/Offer to Exchange, the tender made hereby is irrevocable. The undersigned understands that this tender will remain in full force and effect unless and until such tender is withdrawn and revoked in accordance with the procedures set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. The undersigned understands that this tender may not be withdrawn after the Expiration Date, and that a notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific withdrawal procedures set forth in the Prospectus/Offer to Exchange.
If the undersigned holds Warrants for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof a duly completed and executed form of  “Instructions Form” in the form attached to the “Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees” which was sent to the undersigned by the Company with this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent.
If the undersigned is not the registered holder of the Warrants indicated under “Description of Warrants Tendered” above or such holder’s legal representative or attorney-in-fact (or, in the case of Warrants held through DTC, the DTC participant for whose account such Warrants are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in fact) to deliver a consent in respect of such Warrants on behalf of the holder thereof, and such proxy is being delivered to the Exchange Agent with this Letter of Transmittal and Consent.
The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, Warrants properly tendered and not withdrawn which are accepted for exchange will be exchanged for Common Stock. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the Warrants tendered (including any Warrants tendered after the Expiration Date). If any Warrants are not accepted for exchange for any reason or if tendered Warrants are withdrawn, such unexchanged or withdrawn Warrants will be returned without expense to the tendering holder and the related consent to the Warrant Amendment will be revoked.
The undersigned understands that, upon and subject to the terms and conditions set forth in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent, Warrants properly tendered and not validly withdrawn which are accepted for exchange constitutes the holder’s validly delivered consent to the Warrant Amendment. A holder may not consent to the Warrant Amendment without tendering his or her Warrants in the Offer and a holder may not tender his or her Warrants without consenting to the Warrant Amendment. A holder may revoke his or her consent at any time prior to the Expiration Date by withdrawing the Warrants he or she have tendered.
Subject to, and effective upon, the Company’s acceptance of the undersigned’s tender of Warrants for exchange pursuant to the Offer and Consent Solicitation as indicated under “Description of Warrants Tendered — Number of Warrants Tendered” above, the undersigned hereby:
(i)
assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of, such Warrants;

(ii)
waives any and all rights with respect to such Warrants; and

(iii)
releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of or related to such Warrants.

The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Prospectus/Offer to Exchange and in the instructions in this Letter of Transmittal and Consent, if and when accepted by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and Consent Solicitation.
Effective upon acceptance for exchange, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent, acting as agent for the Company, as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:
(i)
transfer ownership of such Warrants on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of the Company;

(ii)
present such Warrants for transfer of ownership on the books of the Company;

(iii)
cause ownership of such Warrants to be transferred to, or upon the order of, the Company on the books of the Company or its agent and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company; and

(iv)
receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants;

all in accordance with the terms of the Offer and Consent Solicitation, as described in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent.
The undersigned hereby represents, warrants and agrees that:
(i)
the undersigned has full power and authority to tender the Warrants tendered hereby and to sell, exchange, assign and transfer all right, title and interest in and to such Warrants;

(ii)
the undersigned has full power and authority to subscribe for all of the Common Stock issuable pursuant to the Offer and Consent Solicitation in exchange for the Warrants tendered hereby;

(iii)
the undersigned has good, marketable and unencumbered title to the Warrants tendered hereby, and upon acceptance of such Warrants by the Company for exchange pursuant to the Offer and Consent Solicitation the Company will acquire good, marketable and unencumbered title to such Warrants, in each case free and clear of any security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations of any kind, and not subject to any adverse claim;

(iv)
the undersigned has full power and authority to consent to the Warrant Amendment;

(v)
the undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete and give effect to the transactions contemplated hereby;

(vi)
the undersigned has received and reviewed the Prospectus/Offer to Exchange;

(vii)
the undersigned acknowledges that none of the Company, the information agent, the Exchange Agent, the dealer manager or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to the undersigned with respect to the Company, the Offer and Consent Solicitation, the Warrants, or the Common Stock, other than the information included in the Prospectus/Offer to Exchange (as amended or supplemented prior to the Expiration Date);

(viii)
the terms and conditions of the Prospectus/Offer to Exchange shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal and Consent, which shall be read and construed accordingly;

(ix)
the undersigned understands that tenders of Warrants pursuant to the Offer and Consent Solicitation and in the instructions hereto constitute the undersigned’s acceptance of the terms and conditions of the Offer and Consent Solicitation; and

(x)
the undersigned agrees to all of the terms of the Offer and Consent Solicitation.

Unless otherwise indicated under “Special Issuance Instructions” below, the Company will issue in the name(s) of the undersigned as indicated under “Description of Warrants Tendered” above, the Common Stock to which the undersigned is entitled pursuant to the terms of the Offer and Consent Solicitation in respect of the Warrants tendered and exchanged pursuant to this Letter of Transmittal and Consent. If the “Special Issuance Instructions” below are completed, the Company will issue such Common Stock in the name of the person or account indicated under “Special Issuance Instructions.”
The undersigned agrees that the Company has no obligation under the “Special Issuance Instructions” provision of this Letter of Transmittal and Consent to effect the transfer of any Warrants from the holder(s) thereof if the Company does not accept for exchange any of the Warrants tendered pursuant to this Letter of Transmittal and Consent.
The acknowledgments, representations, warranties and agreements of the undersigned in this Letter of Transmittal and Consent will be deemed to be automatically repeated and reconfirmed on and as of each of the Expiration Date and completion of the Offer and Consent Solicitation. The authority conferred or agreed to be conferred in this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
The undersigned acknowledges that the undersigned has been advised to consult with its own legal counsel and other advisors as to the consequences of participating or not participating in the Offer and Consent Solicitation.
SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS, INCLUDING INSTRUCTIONS 3, 4 AND 5)
To be completed ONLY if the Common Stock issued pursuant to the Offer and Consent Solicitation in exchange for Warrants tendered hereby and any Warrants delivered to the Exchange Agent herewith but not tendered and exchanged pursuant to the Offer and Consent Solicitation, are to be issued in the name of someone other than the undersigned. Issue all such Common Stock and untendered Warrants to:
Name: (PLEASE PRINT OR TYPE)
Address: (INCLUDE ZIP CODE)
(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE (SEE INSTRUCTIONS AND ALSO COMPLETE ACCOMPANYING IRS FORM W-9 OR APPROPRIATE IRS FORM W-8)
By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby tenders the Warrants indicated in the table above entitled “Description of Warrants Tendered.”
SIGNATURES REQUIRED Signature(s) of Registered Holder(s) of Warrants
X
X
Date:
(The above lines must be signed by the registered holder(s) of Warrants as the name(s) appear(s) on the Warrants or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal and Consent. If Warrants to which this Letter of Transmittal and Consent relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal and Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 3 regarding the completion and execution of this Letter of Transmittal and Consent.)
Name: (PLEASE PRINT OR TYPE)
Capacity:
Address: (INCLUDE ZIP CODE)
Area Code and Telephone Number:
GUARANTEE OF SIGNATURE(S) (IF REQUIRED) (SEE INSTRUCTIONS, INCLUDING INSTRUCTION 4)
Certain signatures must be guaranteed by Eligible Institution. Signature(s) guaranteed by an Eligible Institution:
Authorized Signature
Title
Name of Firm
Address, Including Zip Code
Area Code and Telephone Number
Date:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND CONSENT
SOLICITATION
1. Delivery of Letter of Transmittal and Consent and Warrants.   This Letter of Transmittal and Consent is to be used if  (i) certificates representing the Warrants are to be physically delivered to the Exchange Agent by such registered holders or (ii) delivery of Warrants is to be made by book-entry transfer to the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP with respect to such tenders.
Warrants may be validly tendered pursuant to the procedures for book-entry transfer as described in the Prospectus/Offer to Exchange. In order for Warrants to be validly tendered by book-entry transfer, the Exchange Agent must receive the following prior to the Expiration Date, except as otherwise permitted by use of the procedures for guaranteed delivery as described below:
(i)
timely confirmation of the transfer of such Warrants to the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”);

(ii)
either a properly completed and duly executed Letter of Transmittal and Consent, or a properly transmitted “Agent’s Message” if the tendering Warrant holder has not delivered a Letter of Transmittal and Consent; and

(iii)
any other documents required by this Letter of Transmittal and Consent.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Warrants that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Consent and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agree to be bound by the Letter of Transmittal and Consent and that the Letter of Transmittal and Consent may be enforced against you.
Delivery of a Letter of Transmittal and Consent to the Company or DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal and Consent should be sent to the Company or DTC.
THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT’S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING WARRANT HOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THESE INSTRUCTIONS, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE WARRANT HOLDER HAS THE RESPONSIBILITY TO CAUSE THIS LETTER OF TRANSMITTAL AND CONSENT, THE TENDERED WARRANTS AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company’s acceptance of tendered Warrants.
2. Guaranteed Delivery.   Warrant holders desiring to tender Warrants pursuant to the Offer but whose Warrants cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender Warrants, as long as all of the following conditions are satisfied:
(i)
the tender must be made by or through an “Eligible Institution” (as defined in Instruction 4);

(ii)
a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to the undersigned with this Letter of Transmittal and Consent (with any required signature guarantees) must be received by the Exchange Agent, at its address set forth in this Letter of Transmittal and Consent, prior to the Expiration Date; and

(iii)
a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Warrants delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal and Consent with any required signature guarantees (or, in the case of a book-entry transfer without delivery of a Letter of Transmittal and Consent, an Agent’s Message), and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent within two days that the NASDAQ is open for trading after the date the Exchange Agent receives such Notice of Guaranteed Delivery, all as provided in the Prospectus/Offer to Exchange.

A Warrant holder may deliver the Notice of Guaranteed Delivery by facsimile transmission, e-mail or mail to the Exchange Agent.
Except as specifically permitted by the Prospectus/Offer to Exchange, no alternative or contingent exchanges will be accepted.
3. Signatures on Letter of Transmittal and Consent and other Documents.   For purposes of the tender and consent procedures set forth in this Letter of Transmittal and Consent, the term “registered holder” means any person in whose name Warrants are registered on the books of the Company or who is listed as a participant in a clearing agency’s security position listing with respect to the Warrants.
If this Letter of Transmittal and Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or others acting in a fiduciary or representative capacity, such person must so indicate when signing and, unless waived by the Company, must submit to the Exchange Agent proper evidence satisfactory to the Company of the authority so to act.
4. Guarantee of Signatures.   No signature guarantee is required if:
(i)
this Letter of Transmittal and Consent is signed by the registered holder of the Warrants and such holder has not completed the box entitled “Special Issuance Instructions;” or

(ii)
such Warrants are tendered for the account of an “Eligible Institution.” An “Eligible Institution” is a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

IN ALL OTHER CASES, AN ELIGIBLE INSTITUTION MUST GUARANTEE ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT BY COMPLETING AND SIGNING THE TABLE ENTITLED “GUARANTEE OF SIGNATURE(S)” ABOVE.
5. Warrants Tendered.   Any Warrant holder who chooses to participate in the Offer and Consent Solicitation may exchange some or all of such holder’s Warrants pursuant to the terms of the Offer and Consent Solicitation.
6. Inadequate Space.   If the space provided under “Description of Warrants Tendered” is inadequate, the name(s) and address(es) of the registered holder(s), number of Warrants being delivered herewith, and number of such Warrants tendered hereby should be listed on a separate, signed schedule and attached to this Letter of Transmittal and Consent.
7. Transfer Taxes.   The Company will pay all transfer taxes, if any, applicable to the transfer of Warrants to the Company in the Offer and Consent Solicitation. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:
(i)
If Common Stock is to be registered or issued in the name of any person other than the person signing this Letter of Transmittal and Consent; or

(ii)
if tendered Warrants are registered in the name of any person other than the person signing this Letter of Transmittal and Consent.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal and Consent, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payment due with respect to the Warrants tendered by such holder.
8. Validity of Tenders.   All questions as to the number of Warrants to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Warrants will be determined by the Company in its reasonable discretion, which determinations shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of Warrants it determines not to be in proper form or to reject those Warrants, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular Warrant, whether or not similar defects or irregularities are waived in the case of other tendered Warrants. The Company’s interpretation of the terms and conditions of the Offer and Consent Solicitation (including this Letter of Transmittal and Consent and the instructions hereto) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Warrants must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the information agent, the dealer manager or any other person is or will be obligated to give notice of any defects or irregularities in tenders of Warrants, and none of them will incur any liability for failure to give any such notice. Tenders of Warrants will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Any Warrants received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders, unless otherwise provided in this Letter of Transmittal and Consent, as soon as practicable following the Expiration Date. Warrant holders who have any questions about the procedure for tendering Warrants in the Offer and Consent Solicitation should contact the information agent at the address and telephone number indicated herein. Warrants properly tendered and not validly withdrawn that are accepted for exchange constitutes the holder’s validly delivered consent to the Warrant Amendment.
9. Waiver of Conditions.   The Company reserves the absolute right to waive any condition, other than as described in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — General Terms — Conditions to the Offer and Consent Solicitation.”
10. Withdrawal.   Tenders of Warrants may be withdrawn only pursuant to the procedures and subject to the terms set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Withdrawal Rights.” Warrant holders can withdraw tendered Warrants at any time prior to the Expiration Date, and Warrants that the Company has not accepted for exchange by July 12, 2019, may thereafter be withdrawn at any time after such date until such Warrants are accepted by the Company for exchange pursuant to the Offer and Consent Solicitation. Except as otherwise provided in the Prospectus/Offer to Exchange, in order for the withdrawal of Warrants to be effective, a written notice of withdrawal satisfying the applicable requirements for withdrawal set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer and Consent Solicitation — Withdrawal Rights” must be timely received from the holder by the Exchange Agent at its address stated herein, together with any other information required as described in such section of the Prospectus/Offer to Exchange. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by the Company, in its reasonable discretion, and its determination shall be final and binding. None of the Company, the Exchange Agent, the information agent, the dealer manager or any other person is under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification. Any Warrants properly withdrawn will be deemed not to have been validly tendered for purposes of the Offer and Consent Solicitation. However, at any time prior to the Expiration Date, a Warrant holder may re-tender withdrawn Warrants by following the applicable procedures discussed in the Prospectus/Offer to Exchange and this Letter of Transmittal and Consent. Consents may be revoked only by withdrawing the related Warrants and the withdrawal of any Warrants will automatically constitute a revocation of the related consents.

11. Questions and Requests for Assistance and Additional Copies.   Please direct questions or requests for assistance, or additional copies of the Prospectus/Offer to Exchange, Letter of Transmittal and Consent or other materials, in writing to the information agent for the Offer and Consent Solicitation at:
The Information Agent for the Offer and Consent Solicitation is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (866) 796-6867
Email: lind@dfking.com
IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT, OR THE “AGENT’S MESSAGE” (IF TENDERING PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER WITHOUT EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL AND CONSENT), TOGETHER WITH THE TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 11:59 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION DATE, UNLESS A NOTICE OF GUARANTEED DELIVERY IS RECEIVED BY THE EXCHANGE AGENT BY SUCH DATE.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

- Generally, individuals (including sole proprietors) are not exempt from backup withholding.
- Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
- Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
- Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form **W-8BEN**

(Rev. July 2017)

Department of the Treasury
Internal Revenue Service

Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)

► **For use by individuals. Entities must use Form W-8BEN-E.**

► **Go to *www.irs.gov/FormW8BEN* for instructions and the latest information.**

► **Give this form to the withholding agent or payer. Do not send to the IRS.**

OMB No. 1545-1621

Do NOT use this form if:	**Instead, use Form:**
• You are NOT an individual	W-8BEN-E
• You are a U.S. citizen or other U.S. person, including a resident alien individual	W-9
• You are a beneficial owner claiming that income is effectively connected with the conduct of trade or business within the U.S. (other than personal services)	W-8ECI
• You are a beneficial owner who is receiving compensation for personal services performed in the United States	8233 or W-4
• You are a person acting as an intermediary	W-8IMY

Note: If you are resident in a FATCA partner jurisdiction (i.e., a Model 1 IGA jurisdiction with reciprocity), certain tax account information may be provided to your jurisdiction of residence.

Part I Identification of Beneficial Owner (see instructions)

1 Name of individual who is the beneficial owner

2 Country of citizenship

3 Permanent residence address (street, apt. or suite no., or rural route). **Do not use a P.O. box or in-care-of address.**

City or town, state or province. Include postal code where appropriate.

Country

4 Mailing address (if different from above)

City or town, state or province. Include postal code where appropriate.

Country

5 U.S. taxpayer identification number (SSN or ITIN), if required (see instructions)

6 Foreign tax identifying number (see instructions)

7 Reference number(s) (see instructions)

8 Date of birth (MM-DD-YYYY) (see instructions)

Part II Claim of Tax Treaty Benefits (for chapter 3 purposes only) (see instructions)

9 I certify that the beneficial owner is a resident of ______________________ within the meaning of the income tax treaty between the United States and that country.

10 **Special rates and conditions** (if applicable—see instructions): The beneficial owner is claiming the provisions of Article and paragraph ______________ of the treaty identified on line 9 above to claim a _____ % rate of withholding on (specify type of income): ______________________________.

Explain the additional conditions in the Article and paragraph the beneficial owner meets to be eligible for the rate of withholding: ______________________________

Part III Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the individual that is the beneficial owner (or am authorized to sign for the individual that is the beneficial owner) of all the income to which this form relates or am using this form to document myself for chapter 4 purposes,
- The person named on line 1 of this form is not a U.S. person,
- The income to which this form relates is:

  (a) not effectively connected with the conduct of a trade or business in the United States,

  (b) effectively connected but is not subject to tax under an applicable income tax treaty, or

  (c) the partner's share of a partnership's effectively connected income,
- The person named on line 1 of this form is a resident of the treaty country listed on line 9 of the form (if any) within the meaning of the income tax treaty between the United States and that country, and
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner. **I agree that I will submit a new form within 30 days if any certification made on this form becomes incorrect.**

Sign Here ►

Signature of beneficial owner (or individual authorized to sign for beneficial owner)

Date (MM-DD-YYYY)

Print name of signer

Capacity in which acting (if form is not signed by beneficial owner)

For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 25047Z Form **W-8BEN** (Rev. 7-2017)

The Exchange Agent for the Offer and Consent Solicitation is:
Continental Stock Transfer and Trust Company
Attn: Corporate Actions Department
1 State Street, 30th Floor
New York, NY 10004
(917) 262-2378
Questions or requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and Consent and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. Any Warrant holder may also contact its broker, dealer, commercial bank or trust company for assistance concerning the Offer and Consent Solicitation.
The Information Agent for the Offer and Consent Solicitation is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (866) 796-6867
Email: lind@dfking.com